Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated August 1, 2007
to the Statement of Additional Information Dated February 1, 2007

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the Statement of Additional Information (the "SAI") to 6th Avenue Investment Management Company, LLC, are replaced with references to Security Investors, LLC.

Effective August 1, 2007, Security Global Investors, LLC, was appointed as the sub-adviser for Security Equity Fund Global Series (the "Global Fund"), following approval by the shareholders of the Global Fund. All references in the SAI to the sub-adviser currently providing investment advisory services to the Global Fund are replaced with references to Security Global Investors, LLC.

The SAI is updated by replacing the discussion of OppenheimerFunds under the section entitled Sub-Advisers with the following:

The Investment Manager has entered into a sub-advisory agreement with Security Global Investors, LLC ("SGI"), Two Embarcadero Center, Suite 2350, San Francisco, California 94111, to provide investment sub-advisory services to the Global Fund. Pursuant to the sub-advisory agreement, SGI furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, SGI receives monthly compensation from the Investment Manager at the following annual rates (expressed as a percentage of average daily net assets) based on a percentage of the average daily closing value of the combined net assets of the Global Fund and SBL Fund Series D (Global Series), another fund in the Security Fund complex, as follows: 0.32% of the combined average daily net assets up to $300 million, plus 0.27% of such assets over $300 million up to $750 million and 0.22% of such assets over $750 million. With respect to SBL Fund Series D (Global Series), the Investment Manager will pay this fee to SGI only with respect to the portion of that fund managed by SGI. As of August 1, 2007, SGI had $525 million in assets under management.

SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which is in turn controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company.

The SAI is updated by replacing the discussion under the section entitled Portfolio Managers — Global Fund with the following:

Global Fund — The following three portfolio managers are primarily responsible for the day-to-day management of the Global Fund:

John Boich, Head of Global Equity of SGI.
Scott F. Klimo, Portfolio Manager at SGI.
David Whittall, Portfolio Manager at SGI.

As of August 1, 2007, none of Mr. Boich, Mr. Klimo, or Mr. Whittall beneficially owned shares of the Global Fund.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Global Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles or other accounts on the other. The potential conflicts of interest that may apply to the portfolio managers for the Global Fund are substantially the same as those discussed above with reference to the portfolio managers of Funds advised by the Investment Manager.

Compensation. The portfolio managers of the Global Fund are employed and compensated by SGI, not the Global Fund. The compensation for SGI's portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of SGI Assets under management does not directly affect any individual's salary or bonus, although the amount of SGI's assets under management affects the fee revenue attributable to SGI, which in turn affects the maximum amount of money available for SGI to distribute as compensation. The formula used to compensate portfolio managers of the Global Fund does not take into account on the type of accounts managed by the portfolio manager.

The SAI is updated by replacing the Global Fund's information in the tables under the section entitled Portfolio Managers — Other Accounts Managed by Portfolio Managers with the following:

Portfolio Manager	Registered Investment Companies (Other than the Fund Listed)		Other Pooled Investment Vehicles		Other Accounts
Fund/Series	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Boich, Scott F. Klimo, and David Whittall Global (as of 8/1/2007)	1	$280 million	2	$67 million	0	$0

The following table identifies the number of and total assets of the companies, vehicles and accounts managed by the Global Fund's portfolio managers with respect to which the advisory fee is based on performance.

Portfolio Manager	Registered Investment Companies (Other than the Fund Listed)		Other Pooled Investment Vehicles		Other Accounts
Fund/Series	Number	Total Assets	Number	Total Assets	Number	Total Assets
John Boich, Scott F. Klimo, and David Whittall Global (as of 8/1/2007)	0	$0	2	$67 million	0	$0

The SAI is updated by replacing the discussion with respect to the Global Fund under the section entitled Proxy Voting with the following:

With respect to the Global Fund, SGI has established Proxy Voting Policy and Procedures under which SGI votes proxies relating to securities held by the Global Fund. SGI's primary consideration in voting such proxies is the best interests of the Global Fund. Whether or not voting a particular proxy is in the best interests of the Global Fund will be determined on a case by case basis based on factors including the reasons for buying the security, the nature of the proxy proposals and the estimated time the Global Fund will hold the security. SGI will generally vote proxies with respect to long-term holdings and will generally refrain from voting with respect to short term positions, positions of limited value or duration, or where voting would be prohibitively expensive or impracticable. If voting a portfolio proxy is deemed appropriate in a particular instance, the portfolio manager will make a preliminary determination as to how to vote that proxy based on specified voting guidelines, which provide generally that:

SGI generally will vote proxies for: election of management-recommended directors (except in the case of a proxy fight); confidential voting; limitations on directors' liability; elimination of preemptive rights; implementation of employee compensation and benefit plans; implementation of golden parachutes where necessary to attract and retain critical personnel; reincorporation in another state; increases in the number of independent non-executive directors; and various routine matters.

SGI generally will vote proxies against: anti-takeover measures; creation of cumulative voting rights; support for social issues; increases in the size of a board beyond 13 members; unnecessary implementation of golden parachutes; restrictions on directors' tenure; and, absent unusual circumstances, elimination of retirement benefits for non-employee directors or requirements that directors be paid in stock.

SGI will evaluate on a case-by-case basis proxies for: grants of options or other special benefits to management; additional indemnification for officers or directors; and mergers and acquisitions.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Global Fund and SGI or SGI's affiliates or business relationships. Pursuant to these provisions, SGI's Chief Compliance Officer inquires whether any potential conflicts of interests are raised by a portfolio manager's voting recommendations and seek to resolve the conflict and vote the proxies in a manner that is in the Global Fund's best interests where (i) a proposal is not covered by the voting guidelines; (ii) the voting guidelines specify that the voting decision is to be made on a case-by-case basis; or (iii) the portfolio manager seeks to vote contrary to the voting guidelines.

Please Retain This Supplement For Future Reference